UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

January 14, 2008

MEADE INSTRUMENTS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22183	95-2988062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 Oak Canyon
Irvine, California		92618-5200
(Address of principal executive offices)		(Zip Code)

(949) 451-1450

Registrant’s telephone number, including area code

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On January 14, 2008, Meade Instruments Corporation issued a press release announcing its operating results for the quarterly period ended November 30, 2007.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits

(d)         Exhibits

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2008	MEADE INSTRUMENTS CORP.

/s/ Paul E. Ross
Paul E. Ross,
Senior Vice President - Finance and CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 14, 2008, by Meade Instruments Corporation.